EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of First Financial Service Corporation (the “Company”) on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

1.	The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934 and;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company;

Date: March 16, 2009	By:	/s/ B. Keith Johnson
B. Keith Johnson
Chief Executive Officer

Date: March 16, 2009	By:	/s/ Steven M. Zagar
Steven M. Zagar
Chief Financial Officer &
Principal Accounting Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.